Special Units	12 Months Ended
Dec. 31, 2012
Special Units [Abstract]
Special Units
Special Units

Wells TIMO, the Advisor, is the holder of the special units of limited partnership interest in CatchMark OP. So long as the special units remain outstanding, Wells TIMO will be entitled to distributions from CatchMark OP in an amount equal to 15.0% of net sales proceeds and any debt repayment received by CatchMark OP on dispositions of its timberland and real estate-related investments after the other holders of common units, including Wells TIMO, have received, in the aggregate, cumulative distributions equal to their capital contributions (less any amounts received in redemption of their common units) plus a 7.0% cumulative, noncompounded annual pre-tax return on their net capital contributions.
In addition, the special units will be redeemed by CatchMark OP, resulting in a one-time payment to the holder of the special units, upon the earliest to occur of the following events:

(i)	the listing of the Company’s common stock on a national securities exchange (the “Listing Liquidity Event”); or

(ii)	the termination or nonrenewal of the Advisory Agreement (a “Termination Event”).
As holder of the special units, Wells TIMO will be entitled to distributions from CatchMark OP in the event of a Listing Liquidity Event in an amount equal to 15.0% of net sales proceeds received by CatchMark OP if the Company had liquidated its properties and real estate-related investments for an amount equal to the market value of the listed shares after the holders of common units, including us, have received, in the aggregate, cumulative distributions equal to their capital contributions (less any amounts received in redemption of their common units) plus a 7.0% cumulative, noncompounded annual pre-tax return on their net capital contributions.
In the event of a redemption upon listing, CatchMark OP would pay the redemption amount in the form of shares of common stock of the Company. The redemption payment due upon a Termination Event, other than a termination for cause, is equal to the aggregate amount of net sales proceeds that would have been distributed to the holder of the special units as described above if, on the date of the occurrence of the Termination Event, all assets of CatchMark OP have been sold for their then fair market values and all liabilities of catchMark OP had been satisfied in full according to their terms. In the event of a Termination Event without cause, CatchMark OP would make the one-time payment in the form of a noninterest-bearing promissory note in an amount equal to the redemption amount. The promissory note will be repaid from net proceeds of the sale of CatchMark OP’s assets in connection with or following the Termination Event. In the event of a Listing Liquidity Event subsequent to a Termination Event, the promissory note would be canceled in exchange for shares of the Company’s common stock equal in market value to the outstanding balance of the promissory note.
In the event the Company terminates the Advisory Agreement for cause, which includes fraud, criminal conduct, willful misconduct, willful or grossly negligent breach of fiduciary duty, and a material breach of the Advisory Agreement by Wells TIMO, CatchMark OP would redeem the special units for $1.00.